Simple Retirement Account for Employees (the "Simple IRA")	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Simple Retirement Account for Employees (the "Simple IRA")

11. Simple Retirement Account for Employees (the “Simple IRA”)

The Company established an individual retirement plan for employees effective January 1, 2013 under Section 408(p) of the Internal Revenue Code. The Simple IRA covers substantially all employees of the Company who received at least $5,000 in compensation from the Company during any two preceding years and are reasonably expected to receive at least $5,000 in compensation from the Company in the current year of participation. Subject to certain overall statutory limitations, the Company must match employee contributions up to 3% of employees’ qualified compensation for the year. Company contributions under the Simple IRA were $6,580 and $0 for the years ended December 31, 2020 and 2011, respectively.